SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          Form 8-K


                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)
                    August 25, 1995


       RESIDENTIAL ASSET SECURITIES CORP
 (Exact name of the registrant as specified in its charter)

                   33-56893
           (Commission File Number)

  Delaware                             51-0362653
(State or other                       (I.R.S Employee
jurisdiction of                       Identification No.)
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000


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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the August 1995 distribution to holders of the following series of Conduit Mortgage
Pass-Through Certificates.

Master Serviced by Residential Funding Corporation


1995-KS1



Item 7.  Financial Statements and Exhibits
(a)  See attached monthly reports




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET
SECURITIES CORP

   By:  /s/Davee Olson

 Name:  Davee Olson
Title:  Executive Vice President and
        Chief Financial Officer
Dated:  August 25, 1995